                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 11, 2005

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                                             13-3152196
-------------------------------                       --------------------------
(State or other jurisdiction                               (I.R.S. Employer
 of incorporation)                                      Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

Concord Camera Corp. (the "Company") announced today that on April 11, 2005, the Company received a notice from the Nasdaq Listing Qualifications staff indicating the Company has evidenced compliance with all criteria for continued listing on the Nasdaq National Market, as required by the Nasdaq Listing Qualifications Panel ("the Panel") decision dated February 10, 2005. In accordance with that decision, the Company was required to file, on or before March 31, 2005, its Form 10-Q for the quarter ending January 1, 2005, with the Securities and Exchange Commission and Nasdaq. On March 31, 2005, the Company made the requisite filing evidencing compliance with all requirements for continued listing on the Nasdaq National Market. The Panel has determined to continue the listing of the Company's securities on the Nasdaq National Market. Effective with the opening of business on Wednesday, April 13, 2005, the Company's trading symbol will be changed from LENSE to LENS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) A copy of Concord's press release dated April 12, 2005 is attached hereto as
    Exhibit 99.1.









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONCORD CAMERA CORP.


Date: April 12, 2005                 By: /s/  Alan Schutzman
                                        ----------------------------------------
                                         Alan Schutzman
                                         Senior Vice President, General Counsel
                                              and Secretary


                                       2